TL1 P-2 06/15

SUPPLEMENT DATED JUNE 10, 2015

TO THE CURRENTLY EFFECTIVE PROSPECTUS

 DATED JANUARY 1, 2015

OF

TEMPLETON INCOME TRUST

(Templeton Constrained Bond Fund, Templeton Emerging Markets Bond Fund,

Templeton Global Bond Fund, Templeton Global Total Return Fund,

Templeton International Bond Fund)

The Prospectus is amended as follows:

For the Templeton Global Total Return Fund, the following is added to the “Fund Details – Management” section beginning on page 133:

Effective July 1, 2015, the Fund pays the investment manager a fee equal to an annual rate of:

•         0.700% of the value of net assets up to and including $200 million;

•         0.650% of the value of net assets over $200 million up to and including $1.3 billion;

•         0.600% of the value of net assets over $1.3 billion up to and including $2.5 billion;

•         0.585% of the value of net assets over $2.5 billion up to and including $5 billion;

•         0.575% of the value of net assets over $5 billion up to and including $10 billion; and

•         0.565% of the value of net assets over $10 billion.

Please keep this supplement with your prospectus for future reference.